UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2006

Alltel Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-4996                                      34-0868285
(Commission File Number) (IRS Employer Identification No.)

One Allied Drive, Little Rock, Arkansas 72202
(Address of Principal Executive Offices, Including Zip Code)

(501) 905-8000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On July 31, 2006, Alltel Corporation issued a press release, which is attached as Exhibit 99.1 to this Report and incorporated by reference herein, announcing cash tender offers for up to $1 billion in aggregate principal amount of certain of its outstanding notes.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALLTEL CORPORATION

By: /s/   Sharilyn S. Gasaway
Name: Sharilyn S. Gasaway
Title: Executive Vice President -
          Chief Financial Officer

Dated: August 4, 2006

EXHIBIT INDEX

Exhibit Number     Description

        99.1                                       Press release of Alltel Corporation, dated July 31, 2006